___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2009

SEARS OIL AND GAS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	333-151300	20-3455830
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

3625 Cove Point Drive Salt Lake City, Utah	84109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 209-0740

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

The purpose of this Form 8-K/A is to amend the Form 8-K filed on August 11, 2009 and the Form 8-K filed on June 15, 2010. Both of the original Form 8-Ks were for the change in certifying accountants.

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 11, 2009, Sears Oil and Gas Corporation (hereafter, “we” “us” “our” or the “Company”) dismissed its previous independent accountant, Moore & Associates Chartered ( “Moore”), due to the fact that the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation. Our Board of Directors approved the decision to change the Company’s independent accountants.

None of the reports of Moore regarding the Company’ financial statements for the previous two years or subsequent interim periods prior to the dismissal of Moore, contained an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company’s audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim periods prior to the dismissal of Moore, there were no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moore would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements.

The Company requested that Moore furnish us with a letter addressed to the commission stating whether it agrees with the statements made by us in the original Form 8-K, and if not, stating the aspects with which it does not agree. The letter is attached as an exhibit to this Form 8-K/A.

Also on August 11, 2009, the Company engaged Seale and Beers, CPAs (“Seale”), as its independent accountant following the dismissal of Moore. Prior to the engagement of Seale, the Company has not consulted with Seale regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

On March 25, 2010, Seale resigned as the Company’s independent auditor. The only services provided by Seale were to review the interim financial statements for the period ended June 30, 2009. Our Board of Directors approved the decision to change the Company’s independent accountants and engaged Patrick Rodgers, CPA (”Rodgers”) as its independent accountant on June 13, 2010. Subsequently, Rodgers never did perform any services for the Company.

None of the reports of Seale regarding the Company’ financial statements contained an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, there were no disagreements with Seale on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements.

The Company requested that Seale furnish us with a letter addressed to the commission stating whether it agrees with the statements made by us in the original Form 8-K, and if not, stating the aspects with which it does not agree. The letter is attached as an exhibit to this Form 8-K/A.

On April 4, 2012, the Company engaged Morrill & Associates, LLC (“Morrill”), as its independent accountant in order to make the appropriate filings with the Securities and Exchange Commission. Prior to the engagement of Morrill, the Company has not consulted with Morrill regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Moore and Associates, Chartered, dated August 12, 2009, to the Securities and Exchange Commission.

16.2 Letter from Seale and Beers, CPAs, dated June 15, 2010 to the Securities and Exchange Commission.

SIGNATURES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Sears Oil and Gas Corporation

Date: January 16, 2013	By:	/s/ G. Reed Petersen
G. Reed Petersen Chief Executive Officer